EXHIBIT 99.1

SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

SCHEDULE 13G/A
(Rule 13d-102)

Amendment No. 1

INFORMATION TO BE INCLUDED IN STATEMENTS FILED PURSUANT
TO RULES 13d-1(b)(c), AND (d) AND AMENDMENTS THERETO FILED
PURSUANT TO RULE 13d-2(b)

ALLIANCE BANCORP OF NEW ENGLAND INC.

(Name of Issuer)

COMMON STOCK

(Title of Class of Securities)

01852Q109

(CUSIP Number)

DECEMBER 31, 2003

(Date of Event Which Requires Filing of this Statement)

     Check the appropriate box to designate the rule pursuant to which this Schedule is filed:

Rule 13d-1(b)
Rule 13d-1(c)
Rule 13d-1(d)

(1)	The remainder of this cover page shall be filled out for a reportingperson’s initial filing on this form with respect to the subject class of securities, and for any subsequent amendment containing information which would alter the disclosures provided in a prior cover page.

      The information required in the remainder of this cover page shall not be deemed to be "filed" for the purpose of Section 18 of the Securities Exchange Act of 1934 or otherwise subject to the liabilities of that section of the Act but shall be subject to all other provisions of the Act (however, see the Notes).

1.	NAME OF REPORTING PERSONS
	I.R.S. IDENTIFICATION NO. OF ABOVE PERSONS (ENTITIES ONLY)

	FRIEDMAN, BILLINGS, RAMSEY GROUP, INC. 54-1873198

2.	CHECK THE APPROPRIATE BOX IF A MEMBER OF A GROUP*
		(a)
		(b)

3.	SEC USE ONLY

	VIRGINIA

4.	CITIZENSHIP OR PLACE OF ORGANIZATION

NUMBER OF		5.	SOLE VOTING POWER

SHARES			0

BENEFICIALLY		6.	SHARED VOTING POWER

OWNED BY			251,500

EACH		7.	SOLE DISPOSITIVE POWER

REPORTING			0

PERSON WITH		8.	SHARED DISPOSITIVE POWER

			251,500

9.	AGGREGATE AMOUNT BENEFICIALLY OWNED BY EACH REPORTING PERSON
	251,500

10.	CHECK BOX IF THE AGGREGATE AMOUNT IN ROW (9) EXCLUDES CERTAIN SHARES*

11.	PERCENT OF CLASS REPRESENTED BY AMOUNT IN ROW 9

	9.3%

12.	TYPE OF REPORTING PERSON*

	HC

* SEE INSTRUCTIONS BEFORE FILLINGS OUT!

1.	NAME OF REPORTING PERSONS
	I.R.S. IDENTIFICATION NO. OF ABOVE PERSONS (ENTITIES ONLY)

	ERIC F. BILLINGS

2.	CHECK THE APPROPRIATE BOX IF A MEMBER OF A GROUP*
		(a)
		(b)

3.	SEC USE ONLY

	UNITED STATES

4.	CITIZENSHIP OR PLACE OF ORGANIZATION

NUMBER OF		5.	SOLE VOTING POWER

SHARES			0

BENEFICIALLY		6.	SHARED VOTING POWER

OWNED BY			251,500

EACH		7.	SOLE DISPOSITIVE POWER

REPORTING			0

PERSON WITH		8.	SHARED DISPOSITIVE POWER

			251,500

9.	AGGREGATE AMOUNT BENEFICIALLY OWNED BY EACH REPORTING PERSON
	251,500

10.	CHECK BOX IF THE AGGREGATE AMOUNT IN ROW (9) EXCLUDES CERTAIN SHARES*

11.	PERCENT OF CLASS REPRESENTED BY AMOUNT IN ROW 9

	9.3%

12.	TYPE OF REPORTING PERSON*

	IN

* SEE INSTRUCTIONS BEFORE FILLINGS OUT!

1.	NAME OF REPORTING PERSONS
	I.R.S. IDENTIFICATION NO. OF ABOVE PERSONS (ENTITIES ONLY)

	EMANUEL F. FRIEDMAN

2.	CHECK THE APPROPRIATE BOX IF A MEMBER OF A GROUP*
		(a)
		(b)

3.	SEC USE ONLY

	VIRGINIA

4.	CITIZENSHIP OR PLACE OF ORGANIZATION

NUMBER OF		5.	SOLE VOTING POWER

SHARES			0

BENEFICIALLY		6.	SHARED VOTING POWER

OWNED BY			251,500

EACH		7.	SOLE DISPOSITIVE POWER

REPORTING			0

PERSON WITH		8.	SHARED DISPOSITIVE POWER

			251,500

9.	AGGREGATE AMOUNT BENEFICIALLY OWNED BY EACH REPORTING PERSON

	251,500

10.	CHECK BOX IF THE AGGREGATE AMOUNT IN ROW (9) EXCLUDES CERTAIN SHARES*

11.	PERCENT OF CLASS REPRESENTED BY AMOUNT IN ROW 9

	9.3%

12.	TYPE OF REPORTING PERSON*

	IN

* SEE INSTRUCTIONS BEFORE FILLINGS OUT!

Item 1(a). Name of Issuer:

     ALLIANCE BANCORP OF NEW ENGLAND INC.

Item 1(b). Address of Issuer’s Principal Executive Offices:

     348 HARTFORD TURNPIKE
     VERNON, CT 06066

Item 2(a). Name of Person Filing:

     FRIEDMAN, BILLINGS, RAMSEY GROUP, INC.

Item 2(b). Address of Principal Business Office, or if None, Residence:

     1001 19TH STREET NORTH
     ARLINGTON, VA 22209

Item 2(c). Citizenship:

     VIRGINIA

Item 2(d). Title of Class of Securities:

     COMMON STOCK

Item 2(e). CUSIP Number:

     358434108

Item 3. If This Statement is Filed Pursuant to Rule 13d-1(b), or 13d-2(b)or (c), Check Whether the Person Filing is a:

     (a) Broker or dealer registered under Section 15 of the Exchange Act.

     (b) Bank as defined in Section 3(a)(6) of the Exchange Act.

     (c) Insurance company as defined in Section 3(a)(19) of the Exchange Act.

     (d) Investment company registered under Section 8 of the Investment Company Act.

     (e) An investment adviser in accordance with Rule 13d-1(b)(1)(ii)(E);

     (f) An employee benefit plan or endowment fund in accordance with Rule 13d-1(b)(1)(ii)(F);

     (g) A parent holding company or control person in accordance with Rule 13d-1(b)(1)(ii)(G);

     (h) A savings association as defined in Section 3(b) of the Federal Deposit Insurance Act;

     (i) A church plan that is excluded from the definition of an investment company under Section 3(c)(14) of the Investment Company Act;

     (j) Group, in accordance with Rule 13d-1(b)(1)(ii)(J).

Item 4. Ownership.

Provide the following information regarding the aggregate number and percentage of the class of securities of the issuer identified in Item 1.

     (a) Amount beneficially owned:

251,500

(b) Percent of class:

9.3%

     (c) Number of shares as to which such person has:

(i)	Sole power to vote or to direct the vote: 0,

(ii)	Shared power to vote or to direct the vote: 255,147,

(iii)	Sole power to dispose or to direct the disposition of: 0,

(iv)	Shared power to dispose or to direct the disposition of:
255,147.

Item 5. Ownership of Five Percent or Less of a Class.

     If this statement is being filed to report the fact that as of the date hereof the reporting person has ceased to be the beneficial owner of more than five percent of the class of securities check the following .

     Not applicable.

Item 6. Ownership of More Than Five Percent on Behalf of Another Person.

     Not applicable.

Item 7. Identification and Classification of the Subsidiary Which Acquired the Security Being Reported on by the Parent Holding Company or Control Person.

     FBR Family of Funds 3(d)

Item 8. Identification and Classification of Members of the Group.

     Not applicable.

Item 9. Notice of Dissolution of Group.

     Not applicable.

Item 10. Certifications.

(a)	The following certification shall be included if the statement is filed pursuant to Rule 13d-1(b):

“By signing below I certify that, to the best of my knowledge and belief, the securities referred to above were acquired and are held in the ordinary course of business and were not acquired and not held for the purpose of or with the effect of changing or influencing the control of the issuer of the securities and were not acquired and are not held in connection with or as a participant in any transaction having such purpose or effect.”

(b)	The following certification shall be included if the statement is filed pursuant to Rule 13d-1(c):

“By signing below I certify that, to the best of my knowledge and belief, the securities referred to above were not acquired and are not held for the purpose of or with the effect of changing or influencing the control of the issuer of the securities and were not acquired and are not held in connection with or as a participant in any transaction having such purpose or effect.”

SIGNATURE

     After reasonable inquiry and to the best of my knowledge and belief, I certify that the information set forth in this statement is true,complete and correct.

FRIEDMAN, BILLINGS, RAMSEY GROUP, INC.

Dated: February 20, 2004	By: /s/ EMANUEL J. FRIEDMAN

Name: Emanuel J. Friedman
Title: Co-Chairman

Dated: February 20, 2004	/s/ ERIC F. BILLINGS

Eric F. Billings

Dated: February 20, 2004	/s/ EMANUEL J. FRIEDMAN

Emanuel J. Friedman

Note. Schedules filed in paper format shall include a signed original and five copies of the schedule, including all exhibits. See Rule 13d-7 for other parties for whom copies are to be sent.

Attention. Intentional misstatements or omissions of fact constitute federal criminal violations (see 18 U.S.C. 1001).

JOINT FILING AGREEMENT AMONG FRIEDMAN, BILLINGS, RAMSEY GROUP, INC.,
ERIC F. BILLINGS, AND EMANUEL J. FRIEDMAN

     WHEREAS, in accordance with Rule 13d-1(k) under the Securities and Exchange Act of 1934 (the "Act"), only one joint statement and any amendments thereto need to be filed whenever one or more persons are required to file such a statement or any amendments thereto pursuant to Section 13(d) of the Act with respect to the same securities, provided that said persons agree in writing that such statement or amendments thereto is filed on behalf of each of them;

     NOW, THEREFORE, the parties hereto agree as follows:

     FRIEDMAN, BILLINGS, RAMSEY GROUP, INC., ERIC F. BILLINGS, AND EMANUEL J. FRIEDMAN hereby agree, in accordance with Rule 13d-1(k) under the Act, to file a statement on Schedule 13G relating to their ownership of Common Stock of the Issuer and do hereby further agree that said statement shall be filed on behalf of each of them.

FRIEDMAN, BILLINGS, RAMSEY GROUP, INC.

Dated: FEBRUARY 20, 2004	By: /s/ EMANUEL J. FRIEDMAN

Name: Emanuel J. Friedman
Title: Co-Chairman

Dated: FEBRUARY 20, 2004	/s/ ERIC F. BILLINGS

Eric F. Billings

Dated: FEBRUARY 20, 2004	/s/ EMANUEL J. FRIEDMAN

Emanuel J. Friedman